UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2013

MID-AMERICA APARTMENT COMMUNITIES, INC.

Mid-America Apartments, L.P.

(Exact Name of Registrant as Specified in Charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6584 Poplar Avenue Memphis, Tennessee		38138
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (901) 682-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 26, 2013, Mid-America Apartment Communities, Inc. (“MAA”) issued a press release announcing the preliminary results of the previously announced exchange offers by its operating partnership, Mid-America Apartments, L.P. (“MAALP”), to exchange any and all of the 6.25% Senior Notes due 2014, 5.50% Senior Notes due 2015 and 6.05% Senior Notes due 2016 (collectively, the “Existing Notes”) issued by Colonial Realty Limited Partnership, for new 6.25% Senior Notes due 2014, 5.50% Senior Notes due 2015 and 6.05% Senior Notes due 2016, respectively, issued by MAALP and solicitations of consents to amend the terms of the indentures that govern the Existing Notes. Pursuant to Rule 135c under the Securities Act of 1933, as amended, MAALP is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 26, 2013, announcing the Preliminary Results of the Exchange Offers and Consent Solicitations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 26 , 2013	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

MID-AMERICA APARTMENTS, L.P.

By: Mid-America Apartment Communities, Inc., its general partner

By:	/s/ Albert M. Campbell, III
Name:	Albert M. Campbell, III
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 26, 2013, announcing the Preliminary Results of the Exchange Offers and Consent Solicitations.

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